COLUMBIA FUNDS VARIABLE INSURANCE TRUST I

Columbia High Yield Fund, Variable Series

(the “Fund”)

Supplement dated October 19, 2010 to

the Fund’s prospectuses dated April 29, 2010

Effective at the open of business on October 27, 2010 (the “Effective Date”), MacKay Shields LLC will no longer serve as the subadviser to the Fund. On the Effective Date, Columbia Management Investment Advisers, LLC, the Fund’s investment adviser, will assume day-to-day management responsibility for the Fund’s assets using the investment style described below under “Principal Investment Strategies”.

1. Principal Investment Strategies. On the Effective Date, the section entitled “Principal Investment Strategies” is replaced in its entirety with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in domestic and foreign corporate below investment grade debt securities. These securities generally will be, at the time of purchase, rated “BB” or below by Standard & Poor’s Corporation or Fitch, Inc., rated “Ba” or below by Moody’s Investors Service, Inc., or unrated but determined by Columbia Management Investment Advisers, LLC, the Fund’s investment adviser (the Advisor), to be of comparable quality. The Fund invests primarily in domestic corporate below investment grade securities (including private placements), U.S. dollar-denominated foreign corporate below investment grade securities (including private placements), zero-coupon bonds and U.S. Government obligations. The Fund may invest up to 20% of its net assets in equity securities that may include convertible securities. The Fund is not managed to a specific duration.

In pursuit of the Fund’s objective the Advisor chooses investments by:

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Analyzing factors such as credit quality, cash flow and price to select the most attractive securities within each sector (for example, identifying securities that have the opportunity to appreciate in value or provide income or both, based on expectations of changes in interest rates, credit quality or duration).

•	Seeking broad diversification by allocating investments among various sectors, based on the Advisor’s assessment of their economic outlook.

The debt securities in which the Fund invests include bank loans. In selecting bank loans for investment, the Advisor’s process includes a review of the legal documentation supporting the loan, including an analysis of the covenants and the rights and remedies of the lender.

In evaluating whether and when to sell a security, the Advisor considers, among other factors, whether:

•	The issuer or the security continues to meet the standards described above.

•	A sector or industry is experiencing change.

•	Changes in interest rate or economic outlook.

•	A more attractive opportunity has been identified.

Because the Fund emphasizes high-yield investments, analysis of credit risk is more important in selecting investments than either maturity or duration. While maturity and duration are both closely monitored, neither is a primary factor in the decision making process.

The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

2. Principal Risks. The following risk is added in the section entitled “Principal Risks”:

Derivatives Risk – Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the S&P 500d® Index). Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. For more information on the risks of derivative investments and strategies, see the Statement of Additional Information.

3. Investment Advisor and Portfolio Manager(s). On the Effective Date, the section entitled “Columbia High Yield Fund, Variable Series – Investment Advisor and Portfolio Manager(s)” is replaced in its entirety with the following:

Investment Advisor	Portfolio Manager
Columbia Management Investment Advisers, LLC	Brian Lavin, CFA Manager. Service with the Fund since 2010.

4. Use of Subadviser. On the Effective Date, the section entitled “Management of the Fund – Primary Service Providers – Subadviser(s)” is replaced in its entirety with the following:

The Advisor may engage an investment subadviser or subadvisers to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any subadviser it engages and for evaluating the Fund’s needs and the subadvisers’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more subadvisers; continue to retain a subadviser even though the subadviser’s ownership or corporate structure has changed; or materially change a subadvisory agreement with a subadviser.

The SEC has issued an order that permits the Advisor, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Advisor and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Advisor discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

At present, the Advisor has not engaged any investment subadviser for the Fund.

5. Portfolio Managers. On the Effective Date, the sections entitled “Management of the Fund – Primary Service Providers – MacKay Shields LLC” and “—MacKay Shields Portfolio Managers” are replaced with the following:

Portfolio Manager

Information about the Advisor’s portfolio manager who is primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Brian Lavin, CFA

Manager. Service with the Fund since 2010.

Portfolio Manager of the Advisor. Associated with the Advisor as an investment professional since 1994. Sector Manager of the Advisor’s High Yield Fixed Income Team. Mr. Lavin began his investment career in 1986 and earned an M.B.A. from the University of Wisconsin – Milwaukee.

Shareholders should retain this Supplement for future reference.

C-1531-1 A (10/10)

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